Exhibit 99
Contact: Richard Crowley
Micrel, Incorporated
2180 Fortune Drive
San Jose, CA 95131
Phone:   (408) 944-0800

                                                                 [MICREL LOGO]


PRESS RELEASE

                  MICREL REPORTS THIRD QUARTER 2006 FINANCIAL
                                    RESULTS


* Revenues of $73.5 million, up 5% sequentially and up 18% from year-ago period
* Gross margin of 58.6%, up from 57.4% in second quarter and 54.1% in year-ago period
* GAAP earnings per diluted share of $0.15, up from $0.11 in second quarter and $0.09 in year-ago period

   San Jose, CA, October 26, 2006 - Micrel, Incorporated (Nasdaq NM: MCRL), an industry leader in analog, high bandwidth communications and Ethernet IC solutions, today announced financial results for the third quarter ended September 30, 2006.

   Revenues for the third quarter were $73.5 million, an increase of 5% from second quarter revenues of $70.2 million and 18% higher than revenues of $62.5 million recorded in the year-ago period. Third quarter GAAP net income was $11.8 million, or $0.15 per diluted share, compared with GAAP net income of $9.0 million, or $0.11 per diluted share, in the previous quarter and GAAP net income of $7.7 million, or $0.09 per diluted share, in the year-ago period. Third quarter GAAP net income per diluted share increased 38% from the second quarter and was up 67% from the third quarter of 2005. Included in the third quarter 2006 financial results are $2.9 million of revenue and $714 thousand in cost of revenues related to settlement of intellectual property matters, which increased third quarter 2006 net income by $0.02 per diluted share. Also included in third quarter 2006 GAAP net income is pre-tax equity-based compensation expense of $2.0 million, equivalent to $0.02 per diluted share.

   Third quarter 2006 non-GAAP net income was $12.3 million or $0.15 per diluted share, an increase from $12.0 million, or $0.14 per diluted share in the previous quarter and $7.8 million, or $0.09 per diluted share in the third quarter of 2005. Third quarter non-GAAP net income per diluted share increased 8% from the second quarter and 72% from the year-ago period. Non-GAAP results

MICREL REPORTS THIRD QUARTER 2006 RESULTS
October 26, 2006
Page 2 of 9

exclude the impact of revenue and cost of revenues related to intellectual property settlements, equity-based compensation, unusual other operating income and expense items, restructuring charges and related tax effects. A reconciliation of the adjustments made to GAAP net income to compute non-GAAP net income is contained in the financial tables of this press release.


   "Micrel continued to grow revenues and improve its financial performance in the third quarter," stated Ray Zinn, president and CEO of Micrel. "We are encouraged by the higher demand that we experienced during the third quarter from an increasingly diversified customer base of wireless handset manufacturers. The increase in shipments of Micrel's portable power products to wireless handset manufacturers, combined with higher sales to industrial customers, were key market elements of Micrel's revenue growth in the third quarter, which more than offset reduced demand from customers serving the wireline communications end market. Our gross margins improved sequentially, with third quarter GAAP gross margin matching the highest point in the Company's history, while operating margins, net income and earnings per share also increased on both a GAAP and non-GAAP basis in the quarter. Third quarter earnings per share continued to grow faster than revenues, reaching the highest quarterly level since the fourth quarter of 2000. The Company's cash flows remained strong which enabled us to spend $27.8 million to repurchase 2.9 million shares of Micrel common stock during the third quarter."

   Outlook
   -------

   Third quarter bookings declined from second quarter levels primarily due to reduced order rates from the Company's distributors, resulting in a book-to-bill ratio below one for the quarter. Order lead times for the Company's products remain fairly stable at four to six weeks, and a relatively high proportion of quarterly revenue must still be booked and shipped within the quarter to OEM customers or resold through the Company's distributors. As a result, the Company has less visibility than at the same time last quarter making it even more difficult to accurately predict fourth quarter revenues. Based upon current backlog levels and demand estimates, the Company projects fourth quarter revenues will be in a range of 67.0 million to $70.5 million, and GAAP earnings per diluted share will be in a range of $0.11 to $0.13 .


   Zinn continued, "The sequential decline in third quarter bookings was anticipated. In the first half of this year, our customers placed orders beyond their normal requirements in anticipation of longer lead times and extended backlog coverage to guarantee delivery - a phenomenon we call "order

MICREL REPORTS THIRD QUARTER 2006 RESULTS
October 26, 2006
Page 3 of 9

pipelining". When lead times stabilized, customers adjusted their order patterns. During the third quarter, our customers placed orders primarily to meet previously unanticipated requirements and consumed backlog in an effort to control inventory levels. Unlike in 2004, when the semiconductor industry experienced a similar pattern in order rates and inventory growth, overall unit demand for semiconductors has not yet fallen off. If demand and lead times remain at present levels, it appears it will take until the first quarter of 2007 to work through the current inventory correction. While overall bookings for semiconductors remain soft, we are encouraged that the global economic environment continues to be healthy. This bodes well for the semiconductor industry in 2007."

   Zinn concluded, "We are encouraged with the resurgence in Micrel's wireless handset business. While our wireline communication business has softened in the second half of 2006, we expect this business to rebound in the first quarter of 2007."


   Conference Call
   ---------------

   The Company will host a conference call at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) today, October 26, 2006. Chief Executive Officer Raymond Zinn and Chief Financial Officer Richard Crowley will present an overview of third quarter 2006 financial results, discuss current business conditions and then respond to questions.


   The call is available, live, to any interested party on a listen only basis by dialing (800) 867-0448. For international callers, please dial (303) 262-2140. Interested callers should dial in at least five minutes before the scheduled start time and ask to be connected to the Micrel, Incorporated Conference Call. A live webcast will also be available through www.vcall.com. An audio replay of the conference call will be available through November 2, 2006, by dialing (303) 590-3000 or (800) 405-2236 and entering access code number 11073199. The webcast replay will also be available on the Company's website at: www.micrel.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995

   This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: our expectations regarding future financial results, including revenues, earnings,

MICREL REPORTS THIRD QUARTER 2006 RESULTS
October 26, 2006
Page 4 of 9

order lead times, turns fill requirements, customer demand, customer and supply chain inventory levels and the nature of macro-economic and industry trends. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: softness in demand for our products; customer decisions to cancel, reschedule, or delay orders for our products; the effect that lead times and channel inventories have on the demand for our products; economic or financial difficulties experienced by our customers; the effect of business conditions in the computer, telecommunications and industrial markets; the impact of any previous or future acquisitions; changes in demand for networking or high bandwidth communications products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements; the global economic situation; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; the timely and successful development and market acceptance of new products and upgrades to existing products; softness in the economy and the U.S. stock markets as a whole; fluctuations in the market price of Micrel's common stock and other market conditions; the effect of the Company's restatement of previous financial statements; the difficulty of predicting our future cash needs; the nature of other investment opportunities available to the Company from time to time; and Micrel's operating cash flow. For further discussion of these risks and uncertainties, we refer you to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and quarterly report on Form 10-Q for the quarter ended June 30, 2006. All forward-looking statements are made as of today, and the Company disclaims any duty to update such statements.


   Non-GAAP Reporting
   ------------------

   The Company's management uses non-GAAP measures to evaluate the performance of our business, to estimate future performance and to compensate employees. Since management finds this measure to be useful, we believe that our investors benefit from seeing our results "through the eyes" of management in addition to seeing our GAAP results. For comparison purposes, the Company makes reference to certain revenues, gross margin, operating margin, net income and earnings per share. These non-GAAP results were reached by excluding revenue and cost of revenues related to intellectual property settlements, equity-based

MICREL REPORTS THIRD QUARTER 2006 RESULTS
October 26, 2006
Page 5 of 9

compensation expense, unusual other operating income or expense items, restructuring charges and their related tax-effects. We reference those results to allow a better comparison of results in the current period to those in prior periods and to provide meaningful insight to the Company's on-going operating performance. We have reconciled such non-GAAP results to the most directly comparable GAAP financial measures.


   Our reference to these non-GAAP results should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for results that are presented as consistent with GAAP. It should also be noted that our non-GAAP information may be different from the non-GAAP information provided by other companies.


   About Micrel
   ------------

   Micrel Inc., is a leading global manufacturer of IC solutions for the worldwide analog, Ethernet and high bandwidth markets. The Company's products include advanced mixed-signal, analog and power semiconductors; high performance communication, clock management, Ethernet switch and physical layer transceiver ICs. Company customers include leading manufacturers of enterprise, consumer, industrial, mobile, telecommunications, automotive, and computer products. Corporation headquarters and state-of-the-art wafer fabrication facilities are located in San Jose, CA, with regional sales and support offices and advanced technology design centers situated throughout the Americas, Europe and Asia. In addition, the Company maintains an extensive network of distributors and sales representatives worldwide.


   For further information, contact Richard Crowley at: Micrel, Incorporated, 2180 Fortune Drive, San Jose, California, 95131, (408) 944-0800; or visit our website at: http://www.micrel.com.

                         -Financial Tables to Follow-

MICREL REPORTS THIRD QUARTER 2006 RESULTS
October 26, 2006
Page 6 of 9


                                               MICREL, INCORPORATED
                                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                     (In thousands, except per share amounts)
                                                   (Unaudited)

                                                                Three  Months  Ended           Nine  Months  Ended
                                                            ------------------------------     -------------------
                                                  September 30,  June 30,   September 30,        September 30,
                                                  --------------------------------------    ----------------------
                                                      2006         2006         2005           2006        2005
                                                  ------------  ----------  ------------    ----------  ----------
Net revenues                                       $   73,482   $   70,192   $   62,472     $  211,825  $  185,209
Cost of revenues(1)                                    30,449       29,940       28,680         88,646      88,889
                                                   ----------   ----------   ----------     ----------  ----------
Gross profit                                           43,033       40,252       33,792        123,179      96,320
                                                   ----------   ----------   ----------     ----------  ----------
Operating expenses:
 Research and development(1)                           13,071       13,152       11,369         39,261      34,146
 Selling, general and administrative(1)                11,867       12,253       11,612         37,531      31,944
 Other operating expense (income)                         (22)         935           --            913       9,282
 Restructuring expense                                     35           66           --            101          --
                                                   ----------   ----------   ----------     ----------  ----------
   Total operating expenses                            24,951       26,406       22,981         77,806      75,372
                                                   ----------   ----------   ----------     ----------  ----------
Income from operations                                 18,082       13,846       10,811         45,373      20,948
Other income, net                                       1,549        1,314        1,068          4,115       2,909
                                                   ----------   ----------   ----------     ----------  ----------
Income before income taxes                             19,631       15,160       11,879         49,488      23,857
Provision for income taxes                              7,828        6,169        4,158         19,993       8,350
                                                   ----------   ----------   ----------     ----------  ----------
Net income                                         $   11,803   $    8,991   $    7,721     $   29,495  $   15,507
                                                   ==========   ==========   ==========     ==========  ==========

Net income per share:
  Basic                                            $     0.15   $     0.11   $     0.09     $     0.36  $     0.18
                                                   ==========   ==========   ==========     ==========  ==========
  Diluted                                          $     0.15   $     0.11   $     0.09     $     0.35  $     0.18
                                                   ==========   ==========   ==========     ==========  ==========

Shares used in computing per share amounts:
  Basic                                                80,671       83,201       86,514         82,620      87,604
                                                   ==========   ==========   ==========     ==========  ==========
  Diluted                                              81,324       84,696       88,047         83,971      88,512
                                                   ==========   ==========   ==========     ==========  ==========

Non-GAAP income per share:(2)
  Basic                                            $     0.15   $     0.14   $     0.09     $     0.43  $     0.25
                                                   ==========   ==========   ==========     ==========  ==========
  Diluted                                          $     0.15   $     0.14   $     0.09     $     0.42  $     0.25
                                                   ==========   ==========   ==========     ==========  ==========

Non-GAAP shares used in computing Non-GAAP
 income per share:
  Basic                                                80,671       83,201       86,514         82,620      87,604
                                                   ==========   ==========   ==========     ==========  ==========
  Diluted                                              81,104       84,633       88,047         83,832      88,512
                                                   ==========   ==========   ==========     ==========  ==========

(1) Includes amortization of stock-based
     compensation as follows:
      Cost of revenues                             $      485   $      520   $       35      $   1,187  $      127
      Research and development                            733        1,046           32          2,844         135
      Selling, general and administrative                 792        1,042           85          2,943         381


(2) Non-GAAP results were reached by excluding revenues and cost of revenues
    related to intellectual property      settlements, equity-based
    compensation expense, unusual other operating income or expense items, restructuring charges and their related tax-effects. Non-GAAP results are presented to supplement our GAAP consolidated financial statements to allow a better comparison of results in the current period to those in prior periods and to provide meaningful insight to the Company's on-going operating performance.

MICREL REPORTS THIRD QUARTER 2006 RESULTS
October 26, 2006
Page 7 of 9


                                               MICREL, INCORPORATED
                             SUPPLEMENTAL RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
                                     (In thousands, except per share amounts)
                                                   (Unaudited)

                                                                Three  Months  Ended           Nine  Months  Ended
                                                            ------------------------------     -------------------
                                                  September 30,  June 30,   September 30,        September 30,
                                                  --------------------------------------    ----------------------
                                                      2006         2006         2005           2006        2005
                                                  ------------  ----------  ------------    ----------  ----------
GAAP net revenues                                  $   73,482   $   70,192   $   62,472     $  211,825  $  185,209
 Adjustment for patent settlement income
  included in net revenues                             (2,890)          --           --         (2,890)         --
                                                   ----------   ----------   ----------     ----------  ----------
Non-GAAP net revenues                              $   70,592   $   70,192   $   62,472     $  208,935  $  185,209

GAAP gross profit                                  $   43,033   $   40,252   $   33,792     $  123,179  $   96,320
 Adjustment for patent settlement income
  included in net revenues                             (2,890)          --           --         (2,890)         --
 Adjustment for patent settlement costs
  included in cost of revenues                            714           --           --            714          --
 Adjustment for stock-based compensation
  included in cost of revenues                            485          520           35          1,187         127
                                                   ----------   ----------   ----------     ----------  ----------
    Total adjustments to GAAP gross profit             (1,691)         520           35           (989)        127
                                                   ----------   ----------   ----------     ----------  ----------
Non-GAAP gross profit                              $   41,342   $   40,772   $   33,827     $  122,190  $   96,447
                                                   ----------   ----------   ----------     ----------  ----------

GAAP income from operations                        $   18,082   $   13,846   $   10,811     $   45,373  $   20,948
 Adjustments to GAAP gross profit                      (1,691)         520           35           (989)        127
 Adjustment for stock-based compensation
  included in research and development                    733        1,046           32          2,844         135
 Adjustment for stock-based compensation
  included in selling, general and administrative         792        1,042           85          2,943         381
 Adjustment for other expense (income)                    (22)         935           --            913       9,282
 Adjustment for restructuring expense                      35           66           --            101          --
                                                   ----------   ----------   ----------     ----------  ----------
    Total adjustments to GAAP income                     (153)       3,609          152          5,812       9,925
                                                   ----------   ----------   ----------     ----------  ----------
Non-GAAP Income from operations                    $   17,929   $   17,455   $   10,963     $   51,185  $   30,873
                                                   ----------   ----------   ----------     ----------  ----------

GAAP Net income                                    $   11,803   $    8,991   $    7,721     $   29,495  $   15,507
 Total adjustments to GAAP income                        (153)       3,609          152          5,812       9,925
 Tax effect of adjustments to GAAP income                 649         (607)         (53)          (158)     (3,474)
                                                   ----------   ----------   ----------     ----------  ----------
Non-GAAP income(2)                                 $   12,299   $   11,993   $    7,820     $   35,149  $   21,958
                                                   ==========   ==========   ==========     ==========  ==========
Non-GAAP income per share:(2)
  Basic                                            $     0.15   $     0.14   $     0.09     $     0.43  $     0.25
                                                   ==========   ==========   ==========     ==========  ==========
  Diluted                                          $     0.15   $     0.14   $     0.09     $     0.42  $     0.25
                                                   ==========   ==========   ==========     ==========  ==========

Non-GAAP shares used in computing non-GAAP
 income per share:
  Basic                                                80,671       83,201       86,514         82,620      87,604
                                                   ==========   ==========   ==========     ==========  ==========
  Diluted (1)                                          81,104       84,633       88,047         83,832      88,512
                                                   ==========   ==========   ==========     ==========  ==========

(1) Shares for the three and nine months ended September 30, 2006 and shares for the three months ended June 30, 2006 have been adjusted to conform diluted outstanding shares calculated under FAS123R to diluted shares calculated under prior accounting standards.

(2) Non-GAAP results were reached by excluding revenues and cost of revenues
    related to intellectual property      settlements, equity-based
    compensation expense, unusual other operating income or expense items, restructuring charges and their related tax-effects. Non-GAAP results are presented to supplement our GAAP consolidated financial statements to allow a better comparison of results in the current period to those in prior periods and to provide meaningful insight to the Company's on-going operating performance.

MICREL REPORTS THIRD QUARTER 2006 RESULTS
October 26, 2006
Page 8 of 9


                                               MICREL, INCORPORATED
                        SUPPLEMENTAL RECONCILIATIONS OF GAAP TO NON-GAAP INCOME PER SHARE
                                                   (Unaudited)

                                                                Three  Months  Ended           Nine  Months  Ended
                                                            ------------------------------     -------------------
                                                  September 30,  June 30,   September 30,        September 30,
                                                  --------------------------------------    ----------------------
                                                      2006         2006         2005           2006        2005
                                                  ------------  ----------  ------------    ----------  ----------
Non-GAAP shares used in computing non-GAAP
 income per share (in thousands):
  Basic                                                80,671       83,201       86,514         82,620      87,604
                                                   ==========   ==========   ==========     ==========  ==========
  Diluted (1)                                          81,104       84,633       88,047         83,832      88,512
                                                   ==========   ==========   ==========     ==========  ==========

BASIC:
------
GAAP Net income per share                          $     0.15   $     0.11   $     0.09     $     0.36  $     0.18
Adjustments to reconcile net income to Non-GAAP
 income per share:
  Adjustment for patent settlement income
   included in net revenues                             (0.04)          --           --          (0.04)         --
  Adjustment for patent settlement costs
   included in cost of revenues                          0.01           --           --           0.01          --

  Stock-based compensation effects included in:
   Cost of revenues                                        --         0.01           --           0.01          --
   Research and development                              0.01         0.01           --           0.03          --
   Selling, general and administrative                   0.01         0.01           --           0.04        0.01
                                                   ----------   ----------   ----------     ----------  ----------
    Total stock-based compensation                       0.02         0.03           --           0.08        0.01

  Adjustment for other expense (income)                    --         0.01           --           0.01        0.10
  Adjustment for restructuring expense                     --           --           --             --          --
  Provision for income taxes                             0.01        (0.01)          --             --       (0.04)
                                                   ----------   ----------   ----------     ----------  ----------
Non-GAAP income per share(2)                       $     0.15   $     0.14   $     0.09     $     0.42  $     0.25
                                                   ==========   ==========   ==========     ==========  ==========
DILUTED:
--------
Net income per share                               $     0.15   $     0.11   $     0.09     $     0.35  $     0.18
Adjustments to reconcile net income to Non-GAAP
 income per share:
  Adjustment for patent settlement income
   included in net revenues                             (0.04)          --           --          (0.04)         --
  Adjustment for patent settlement costs
   included in cost of sales                             0.01           --           --           0.01          --

  Stock-based compensation effects included in:
   Cost of revenues                                        --         0.01           --           0.01          --
   Research and development                              0.01         0.01           --           0.03          --
   Selling, general and administrative                   0.01         0.01           --           0.04        0.01
                                                   ----------   ----------   ----------     ----------  ----------
    Total stock-based compensation                       0.02         0.03           --           0.08        0.01

  Adjustment for litigation accrual                        --         0.01           --           0.02        0.10
  Adjustment for restructuring expense                     --           --           --             --          --
   Provision for income taxes                            0.01        (0.01)          --             --       (0.04)
                                                   ----------   ----------   ----------     ----------  ----------
Non-GAAP income per share(2)                       $     0.15   $     0.14   $     0.09     $     0.42  $     0.25
                                                   ==========   ==========   ==========     ==========  ==========

(1) Shares for the three and nine months ended September 30, 2006 and shares for the three months ended June 30, 2006 have been adjusted to conform diluted outstanding shares calculated under FAS123R to diluted shares calculated under prior accounting standards.

(2) Non-GAAP results were reached by excluding revenues and cost of revenues
    related to intellectual property      settlements, equity-based
    compensation expense, unusual other operating income or expense items, restructuring charges and their related tax-effects. Non-GAAP results are presented to supplement our GAAP consolidated financial statements to allow a better comparison of results in the current period to those in prior periods and to provide meaningful insight to the Company's on-going operating performance.

MICREL REPORTS THIRD QUARTER 2006 RESULTS
October 26, 2006
Page 9 of 9


                              MICREL, INCORPORATED
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                  (Unaudited)

                                                   September 30,  December 31,
                                                       2006           2005
                                                   ------------   ------------
ASSETS
CURRENT ASSETS:
  Cash, cash equivalents, restricted cash and
   short-term investments                           $  108,244     $  136,563
  Accounts receivable, net                              36,393         35,524
  Inventories                                           37,193         30,419
  Deferred income taxes                                 22,021         22,134
  Other current assets                                   2,256          1,919
                                                    ----------     ----------
    Total current assets                               206,107        226,559

PROPERTY, PLANT AND EQUIPMENT, NET                      77,252         77,554
INTANGIBLE ASSETS, NET                                   5,136          4,752
DEFERRED INCOME TAXES                                   11,161         10,264
OTHER ASSETS                                             1,341            411
                                                    ----------     ----------
TOTAL                                               $  300,997     $  319,540
                                                    ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                  $   17,924     $   20,552
  Taxes payable                                             --          4,939
  Deferred income on shipments to distributors          21,328         14,069
  Other current liabilities                             21,405         21,672
  Current portion of long-term debt                         77            147
                                                    ----------     ----------
    Total current liabilities                           60,734         61,379

LONG-TERM DEBT                                              --             --
OTHER LONG-TERM OBLIGATIONS                                456            475

SHAREHOLDERS' EQUITY:
  Common stock                                          26,153         73,848
  Deferred stock compensation                               --           (294)
  Accumulated other comprehensive loss                     (25)           (52)
  Retained earnings                                    213,679        184,184
                                                    ----------     ----------
TOTAL SHAREHOLDERS' EQUITY                             239,807        257,686
                                                    ----------     ----------
TOTAL                                               $  300,997     $  319,540
                                                    ==========     ==========